Events after the reporting period	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting period
5.35 Events after the reporting period
Sale of Priority Review Voucher for $103 million
The Company sold the Priority Review Voucher (PRV) it received from the U.S. Food and Drug Administration (FDA) for $103 million (€95 million) on February 2, 2024. The Company was awarded a tropical disease PRV in November 2023 following U.S. FDA approval of IXCHIQ, Valneva’s single-dose, live-attenuated vaccine indicated for the prevention of disease caused by chikungunya virus (CHIKV) in individuals 18 years of age and older who are at increased risk of exposure to CHIKV. With this approval, IXCHIQ became the world’s first licensed chikungunya vaccine available to address this unmet medical need.
Valneva will invest proceeds from the sale of the PRV into its R&D projects, including the co-development of its Phase 3 vaccine candidate against Lyme disease, additional clinical trials for its chikungunya vaccine IXCHIQ and the expansion of the Company’s clinical pipeline.
Amendment of the D&O Loan Agreement
On March 18, 2024 Valneva signed an amendment to the with US Healthcare funds Deerfield and OrbiMed, deferring the commencement of the re-payment of the initial $100 million loan from July 1, 2024 to January 1, 2026. The maturity date of the loan will remain unchanged and the interest-only period has been extended by 18 months.